      SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
      ----------------------------------------------------------------



                                                 Date:  September 27, 1996


     This Second Amendment of the Second Amended and Restated Credit Agreement is made by and between Network Six, Inc., a Rhode Island corporation with a principal place of business at 475 Kilvert Street, Warwick, Rhode Island 02886 (the "Borrower") and Citizens Trust Company, a trust company organized under the laws of the State of Rhode Island, having its principal place of business at One Citizens Plaza, Providence, Rhode Island 02903 (the "Lender"). Each capitalized term used herein but not expressly defined herein shall have the respective meanings assigned thereto in that certain Second Amended and Restated Credit Agreement by and between the Borrower and the Lender dated as of December 16, 1994, as amended by letter agreements dated November 13, 1995 and December 15, 1995 and that certain Amendment to Second Amended and Restated Credit Agreement dated April 10, 1996 (the "First Amendment") (collectively, as further amended, the "Credit Agreement").

                              W I T N E S S E T H
                              -------------------

     1. The following definitions included within Section 1.1 of the Credit Agreement are amended to read as follows:

          (a) "Closing Date" means the date on which all the conditions
               ------------
     precedent set forth in the Credit Agreement and this Amendment have been satisfied.

          (b) "Credit Note" means the Amended and Restated Credit Note A dated
              -----------
     April 10, 1996 in the original face amount of $2,000,000.00, and Second Amended and Restated Credit Note B of dated September 27, 1996 in the amount of $333,768.00 made by the Borrower, payable to the order of the Lender.

          (c) "Notes" means Credit Note A and Credit Note B and any one or more of them."

     2. Section 2.1.1 of the Credit Agreement shall be amended to read as follows:

          "2.1.1 Credit Loans.  Provided that no Default or Event of Default
                 ------------
     has occurred, Lender, subject to the terms and conditions contained in this Agreement, shall make Credit Loans to Borrower from time to time after receipt by Lender from time to time before the Credit Termination Date of a Request from Borrower in accordance with Article 3, during the period
                                              ---------
     Commencing on the Closing Date and ending on the Business Day immediately preceding the Credit Termination Date, in an aggregate principal amount outstanding not to exceed at any one time the lesser of (i) the Borrowing Base and (ii) the following:

          (A) September 27, 1996     $2,133,768.00

          (B) October 31, 1996       $2,083,768.00

          (C) November 30, 1996      $1,883,768.00

          (D) December 31, 1996      $1,658,768.00


Either the presentation to Lender of a check drawn by Borrower against one of the accounts described on Exhibit H (a "Check Request"), or receipt by Lender of
                          ---------
a written request in the form of Exhibit C fully completed shall be deemed a
                                 ---------
Request. Upon receipt of a Request, and subject to the terms and condition of this Agreement, Lender shall make Credit Loans to Borrower in such amounts as are necessary to Cover the amount of said Requests, and such proceeds shall be transferred to the account(s) Corresponding to those upon which said Check Requests were presented. The Credit Loans shall be evidenced by the Credit Note (completed and duly executed by Borrower in accordance with this Agreement), delivered to Lender on the Closing Date in accordance with Article 3, in the
                                                           ---------
principal amount equal to the amount of the Credit Commitment. The Credit Commitment, and any obligations of Lender to make Credit Loans to Borrower pursuant to the terms hereof shall terminate the Business Day immediately preceding the Credit Termination Date.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE FINANCING DOCUMENTS, THE OUTSTANDING PRINCIPAL BALANCE OF THE CREDIT LOANS AND ALL ACCRUED INTEREST AND FEES THEREON SHALL BE DUE AND PAYABLE ON THE EARLIER OF THE CREDIT TERMINATION DATE AND THE EXERCISE OF ANY OF LENDER'S REMEDIES UNDER SECTION 7."

     3. Section 5.1.16 of the Agreement shall be amended to read as follows:

          Section 5.1.16 Hawaii Contract.  (a) Keep Lender informed and submit
                        ---------------
     to Lender promptly any and all material Correspondence, agreements, amendments, transcripts, conversations and such other documents concerning the "Hawaii Contract". As used herein the Hawaii Contract shall mean and refer to Contract 36064 between Borrower and the State of Hawaii.

          (b) With reference to those Certain payments (the "Walk-through Receivables") pertaining to the so-called walk-through phase of the Hawaii Contract, the Borrower represents that CBSI has agreed to undertake and complete this phase of the contract so long as it may receive payment directly from the State of Hawaii. Both the Borrower and CBSI acknowledge and agree that the Lender has a valid existing first security interest in all accounts receivable including the so-called "Walk-through Receivables". The Lender shall agree that provided that there shall have not occurred a Default or an Event of Default, and subject to receipt by the Lender of additional security in an amount and of a nature acceptable to the Lender in its discretion, CBSI may directly receive payment of the Walk-through Receivables. The Borrower and CBSI shall each represent an warrant to the Lender the specific tasks to be performed under this contract phase and shall keep a separate record of billings and collections thereunder. CBSI shall agree to immediately repay the Lender any amounts CBSI may receive from the State of Hawaii other than designated "Walk-through Receivables."

          (c) The Borrower further acknowledges that the Walk-through Receivables and Earned but Unbilled Revenue related to the walk-through phase of the Hawaii Contract shall be excluded from the Borrowing Base calculation. The foregoing notwithstanding, valid and undisputed Receivables and Earned but Unbilled Revenue due to the Borrower from CBSI for time and material provided under the walk-through phase may be included in the Borrowing Base calculation.

      4. Section 5.3 of the Credit Agreement is hereby amended by adding the following Section 5.3.14

          5.3.14 The Borrower shall provide to the Lender on a weekly basis, on Monday of each week, an accounts receivable aging, summary of Earned but Unbilled Revenue and a Borrowing Base Certificate as of the immediately preceding Friday. The summary of Earned but Unbilled Revenue is a fixed number based upon the prior months closing balance of this account. The monthly updated figure for Earned but Unbilled Revenue shall be due within ten days of the close of the previous month.

      5. Borrower agrees that any proceeds received from any federal or state income tax refund and/or receivable shall be paid directly to Lender. The refund/receivable shall be applied by Lender as an additional permanent principal reduction of the maximum Credit Commitment. The Permanent Reduction is an additional and unscheduled reduction of the maximum Credit Commitment and is in addition to and not in substitution of any permanent principal paydown as required to reduce the maximum Credit Commitment by the dates outlined in
Section 2.1.1, above. The Borrower shall be required to reduce the principal balance of the Credit Loans to the levels outlined in Section 2.1.1 without regard to any payment under this Paragraph 5.

     6.   Notwithstanding any provision in this Amendment, the Credit
Agreement or any Note, or in any instrument securing the Notes, the total liability for payments legally regarded as interest shall not exceed the maximum limits imposed by applicable law, and any payment of same in excess of the amount allowed thereby shall, as of the date of such payment, automatically be deemed to have been applied to the payment of the principal indebtedness evidenced hereby, or, if same has been fully repaid, shall be repaid to Borrower upon demand. Any notation or record of Lender with respect to such required application which is inconsistent with the provisions of this paragraph shall be disregarded for all purposes and shall not be binding upon either Borrower or Lender.

     7. The Borrower hereby restates and reaffirms all terms and conditions contained in the Credit Agreement, as modified hereby, including all affirmative and negative covenants set forth therein, as if made as of the date hereof.

     8. There is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower to Lender (including any under the Notes) could be reduced, offset, waived or forgiven; nor is there any claim, counterclaim, or defense (or) other right, remedy, or basis having a similar effect) available to the Borrower with respect to the Notes or any other liability of the Borrower to

Lender; nor is there any basis on which the terms and conditions of any indebtedness of the Borrower to Lender could be claimed to be or is other than as stated on the written instruments which evidence such indebtedness.

     9. As further consideration or the Lender agreeing to the restructuring contemplated herein, the Borrower agrees to revise the exercise price of the Warrant Shares granted to the Lender pursuant to that certain Warrants to Purchase Common Stock of Network Solutions, Inc. dated November 23, 1993, from $10.00 per share to $4.00 per share. The documents effecting this repricing shall be prepared by counsel to the Borrower and shall be in form and substance satisfactory to the Lender and the Lender's counsel.

     10. The Borrower shall pay on demand all costs and expense of Lender in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Borrower and Lender, whether now existing or hereafter arising, and all other expenses which may be incurred by Lender in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities. The Borrower specifically authorizes Lender to pay all such fees and expenses and at Lender's discretion, without notice, to add such fees and expenses to any loan which the Borrower may have with Lender or to charge the same to any account of the Borrower with Lender.

     11. The Borrower respectively releases and forever discharges Lender and all and singular Lender's affiliates, agents employees, officers, and directors (hereinafter, collectively, and each individually, the "Released Parties") of, to, and from any claim or cause of action existing as of the date hereof which the Borrower has or to which the Borrower becomes entitled against any of the Released Parties, whether such claim or cause of action is known, unknown, absolute, contingent, liquidated, or unliquidated. It is the intention of the Borrower that the release effected hereby be construed broadly in favor of the Released Parties and that it include, without limitation, any claim or cause of action on account of, in respect to, or arising out of the Notes, and/or the relationship of the Borrower with Lender.

     12. The Borrower shall indemnify, defend, and hold the Lender and any employee, officer, or agent of the Lender (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Lender's relationship with the Borrower or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrower) other than any claim as to which a final determination is made in a judicial proceeding (in which the Lender and any other Indemnified Person has had an opportunity to be heard), which determination include a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith.

     13. Except as modified hereby all terms and conditions of the Credit Agreement shall remain in full force and affect.

         It is intended that this Amendment take affect as a sealed instrument.


          Witness:                           NETWORK SIX, INC.

          /s/ Lisa M. Gough                  By: /s/ Dorothy M. Cipolla
         -------------------------------        --------------------------------
                                             Name: Dorothy M. Cipolla


                                             CITIZENS TRUST COMPANY

          /s/ Lisa M. Gough                  By: /s/ Patrick C. Joyce
         -------------------------------        --------------------------------
                                             Name: Patrick C. Joyce


                             STATE OF RHODE ISLAND

          Providence , ss.                                September 27, 1996
          -----------


               Then personally appeared the above named Dorothy M. Cipolla, the
                                                        ------------------
          Treasurer of Network Six, Inc. and acknowledged the foregoing to be
          ---------
          the free act and deed of Network Six, Inc., before me,


                                                 /s/ Lisa M. Gough
                                                --------------------------------
                                                 Notary Public
                                                 My Commission Expires: 7-6-98

                             STATE OF RHODE ISLAND

          Providence , ss.                                September 27, 1996
          -----------

              Then personally appeared the above named Patrick Joyce, the Vice
                                                       -------------       ----
          President of Citizens Trust Company and acknowledged the foregoing to
          ---------
          be the free act and deed of Citizens Trust Company, before me,


                                                 /s/ Lisa M. Gough
                                                --------------------------------
                                                 Notary Public
                                                 My Commission Expires: 7-6-98

                   SECOND AMENDED AND RESTATED CREDIT NOTE B
                   -----------------------------------------
      $333,768.00                                Providence, Rhode Island
                                                       September 27, 1996



               This Amended and Restated Credit Note is made by Network Six, Inc. (f/k/a Network Solutions, Inc.), a Rhode Island corporation (the "Borrower"), payable to Citizens Trust Company, a trust company organized and existing under the laws of the State of Rhode Island, with head offices at One Citizens Plaza, Providence, Rhode Island 02903 (the "Lender").

                                   RECITALS

               The Borrower has previously executed and delivered to the Lender that certain credit note dated November 23, 1993 in the original principal amount of $1,800,000.00, as amended by a First Note Modification Agreement dated December 16, 1994 (as amended the "Note")

               The Borrower requested the Lender, and the Lender agreed to amend and restate the Note, by the execution of the Amended and Restated Credit Note A and the Amended and Restated Credit Note B each dated as of April 10, 1996.

               The Borrower has requested the Lender, and the Lender has agreed, subject to the terms and conditions set forth herein, to amend and restate Amended and Restated Credit Note B by the execution of this Note.

               NOW, THEREFORE, in consideration of the premises and subject to satisfaction of the terms and conditions set forth herein, the parties hereby agree to amend and restate Amended and Restated Credit Note B as follows:

               FOR VALUE RECEIVED, the Borrower promises to pay to the Lender in accordance with the Credit Agreement (defined below), the lesser of
          (i) Three Hundred Thirty Three Thousand Seven Hundred Sixty Eight and 00/100 Dollars ($333,768.00), or (ii) the aggregate unpaid principal amount of all Credit Loans made by Lender to Borrower attributable to Credit Note B pursuant to that certain Second Amended and Restated Credit Agreement dated December 16, 1994, as amended by letter agreements dated November 13, 1995 and December 15, 1995 and as further amended by an Amendment to Second Amended and Restated Credit Agreement dated April 10, 1996, and a Second Amendment to Second Amended and Restated Credit Agreement of even date by and among Borrower and Lender, as further amended from time to time hereafter (the "Credit Agreement").

               Borrower shall make principal payments from time to time to Lender in such amounts as may be necessary, if any, so as to cause the outstanding principal amount of this Note and the outstanding principal balance of Credit Note A to at all times be below the Credit Commitment then, in effect. Borrower shall pay in full all unpaid principal, interest, fees and other amounts due under this Note and/or under the Credit Agreement on the Credit Termination Date, or on such earlier date as said principal, interest, fees and other amounts may become due and payable in full pursuant to the Credit Agreement.

               Borrower promises to pay to the order of Lender interest before and after maturity on the principal amount of this Note outstanding from time to time from the date hereof until payment in full of all principal, due under this Note, payable monthly in arrears on the last Business Day of each month, commencing September 30, 1996, all in accordance with the Credit Agreement. Interest shall accrue and be due and payable under this Note at the rates set forth in the Credit Agreement.

               This Note is Credit Note B referred to in, and is entitled to the benefits of, the Credit Agreement. The applicable terms and provisions of the Credit Agreement are incorporated herein by reference as if fully set forth herein. Each capitalized term used in this Note and not expressly defined in this Note shall have the meaning ascribed to such term in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

               This Note is secured by the Security Documents.

               If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of an attorney for collection, through legal proceedings or otherwise, Borrower will pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection.

               All interest and fees payable under or in connection with this Note shall be computed on the basis of the actual number of days elapsed using a 360-day year.

               All provisions of this Note and any other agreements between Borrower and Lender are expressly subject to the condition that in no event, whether by reason of acceleration of maturity of the Indebtedness evidenced by this Note or otherwise, shall the amount paid or agreed to be paid to Lender which is deemed interest under applicable law exceed the maximum permitted rate of interest under applicable law (the "Maximum Permitted Rate"), which shall mean the law in effect on the date of this Note, except that if there is a change in such law which results in a higher Maximum Permitted Rate, then this Note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provision of this Note, or the Credit Agreement or any document, instrument or agreement providing security for this Note results in the rate of interest charged hereunder being in excess of the Maximum Permitted Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If, notwithstanding the foregoing, Lender receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Permitted Rate, the portion thereof which would be excessive shall automatically be deemed a prepayment of and be applied to the unpaid principal balance of this Note to the extent of then outstanding Loans and not a payment of interest and to the extent said excessive portion exceeds the outstanding principal amount of Loans, said excessive portion shall be repaid to Borrower.

               Borrower expressly waives presentment, notice of acceleration and intent to accelerate, demand for payment and protest and notice of protest of non-payment.

               This Note shall for all purposes be governed by and construed in accordance with the local laws of the State of Rhode Island.

               Executed as a sealed instrument as of the date first above written.

          In the presence of:                            NETWORK SIX, INC.


          By: /s/ Lisa M. Gough                    By: /s/ Dorothy M. Cipolla
             -------------------------                --------------------------

                                NETWORK SIX INC.
                                ------- --- ---
                            CERTIFICATE OF SECRETARY



               I, Dorothy M. Cipolla, do certify that I am the duly elected, qualified and acting Secretary of Network Six, Inc.. a Rhode Island corporation, and that on September 12, 1996, the Board of Directors of the corporation approved the repricing of the warrants originally issued to Citizens Trust Company on November 23, 1993 from an exercise price of $10.00 per share to $4.00 per share in consideration for the restructuring of the corporation's credit agreement with said Citizens Trust Company.

               IN WITNESS WHEREOF, I have executed this Certificate of Secretary on the 27 day of September, 1996.


                                                        /s/ Dorothy M. Cipolla
                                                        ------------------------
                                                        Secretary

                               NETWORK SIX, INC.
                               -----------------

                            CERTIFICATE OF SECRETARY
                            ------------------------


                I, Dorothy M. Cipolla, do hereby certify that I am the duly elected, qualified and acting Secretary of Network Six, Inc, (the "Corporation"), a Rhode Island corporation, and that on September 12, 1996, the Board of Directors of the Corporation approved the following resolutions:

             RESOLVED: That the Corporation is hereby authorized to borrow from
                       Citizens Trust Company (the "Lender") the aggregate principal amount of up to $2,333,768.00 and, in connection therewith to execute, deliver and perform (a) a Second Amendment to Second Amended and Restated Credit Agreement between the Corporation and Lender pursuant to which the Lender will lend to the Corporation up to $2,333,768.00 (the "Credit Agreement") and (b) a Second Amended and Restated Credit Note B (the "Note").

             RESOLVED: That the Chairman, President or Treasurer of the
                       Corporation be, and each of them acting alone hereby is authorized to execute in the name and deliver on behalf of the Corporation one or more counterparts of the Credit Agreement and the Note to be in form and substance as may be approved by the officer executing the same, his or her execution thereof to be deemed conclusive evidence of such approval and of his or her authority hereunder.

             RESOLVED: That the several officers of the Corporation be and each of them acting alone hereby is authorized to execute such instruments and take such other actions in the name and on behalf of the Corporation as they or any one of them may deem necessary or appropriate to carry out the terms of the Credit Agreement and the Note, including without limitation, the execution, acknowledgment and delivery of any and all agreements, certificates, instruments and other documents as they or any one of them shall deem necessary or appropriate.


             IN WITNESS WHEREOF, I have executed this Certificate of Secretary on the 27 day of September, 1996.

                                                      /s/ Dorothy M. Cipolla
                                                     ------------------------
                                                     Secretary